Exhibit 24


            The following are true and correct copies of the Powers of Attorney signed by the officers and directors of KeyCorp.


                             KEYCORP
                    SPECIAL POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, being respectively the Chairman, President and Chief Executive Officer and the Group Executive Vice President and Chief Financial Officer of KEYCORP, a New York corporation ("KeyCorp"), hereby constitute and appoint Robert W. Bouchard, Walter V. Ferris, David J. DeLuca, Lee Irving, and Carter B. Chase, as the undersigned's agents and attorneys-in fact, with full power to each of them to execute, file and deliver any and all instruments and to do any and all acts and things which said agents and attorneys-in-fact, or any of them, deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, and any requirements of the Securities and Exchange Commission, the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System, state securities law regulators, the Secretary of State of the State of Colorado, or the Colorado Banking Board, relating to the acquisition by KeyCorp of Commercial Bancorporation of Colorado, and the issuance of common stock of KeyCorp in furtherance thereof including specifically, but without limitation of the general authority hereby granted, the power and authority to sign the names of the undersigned on behalf of KeyCorp as a director or officer, as the case may be, of KeyCorp to a registration statement on Form S-4, or any amendment (including post-effective amendments) or papers supplemental thereto; and the undersigned hereby fully ratify and confirm all that said agents and attorneys-in-fact, or any of them, shall do or cause to be done by virtue hereof.


Dated:  December 16, 1993


     Signature                              Capacity
     _________                              ________


/s/ Victor J. Riley, Jr.           Chairman, President and
______________________________       Chief Executive Officer,
Victor J. Riley, Jr.                 and Director



/s/ William H. Dougherty           Group Executive Vice President
______________________________       and Chief Financial Officer
William H. Dougherty

                             KEYCORP
                    SPECIAL POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS that each of the undersigned directors of KEYCORP, a New York corporation ("KeyCorp"), hereby constitutes and appoints Victor J. Riley, Jr., Robert W. Bouchard, William H. Dougherty, Walter V. Ferris, David J. DeLuca, Lee Irving, and Carter B. Chase, as the undersigned's agents and attorneys-in fact, with full power to each of them to execute, file and deliver any and all instruments and to do any and all acts and things which said agents and attorneys-in-fact, or any of them, deem necessary or advisable to enable KeyCorp to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, and any requirements of the Securities and Exchange Commission, the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System, state securities law regulators, the Secretary of State of the State of Colorado, or the Colorado Banking Board, relating to the acquisition by KeyCorp of Commercial Bancorporation of Colorado, and the issuance of common stock of KeyCorp in furtherance thereof including specifically, but without limitation of the general authority hereby granted, the power and authority to sign the name of each of the undersigned on behalf of KeyCorp as a director of KeyCorp to a registration statement on Form S-4, or any amendment (including post-effective amendments) or papers supplemental thereto; and the undersigned hereby fully ratifies and confirms all that said agents and attorneys-in-fact, or any of them, shall do or cause to be done by virtue hereof.


Dated:  December 16, 1993


     Signature                          Capacity
     _________                          ________


/s/ William J. Agee                     Director
________________________________
William J. Agee


/s/ Frank A. Augsbury, Jr.              Director
______________________________
Frank A. Augsbury, Jr.


/s/ H. Douglas Barclay                  Director
______________________________
H. Douglas Barclay


/s/ Robert H. Bischoff                  Director
______________________________
Robert H. Bischoff


/s/ Curtis M. Carlson                   Director
______________________________
Curtis M. Carlson


/s/ Kenneth M. Curtis                   Director
______________________________
Kenneth M. Curtis


/s/ John C. Dimmer                      Director
______________________________
John C. Dimmer


/s/ Lucie J. Fjeldstad                  Director
______________________________
Lucie J. Fjeldstad


/s/ Henry S. Hemingway                  Director
______________________________
Henry S. Hemingway


/s/ Charles R. Hogan                    Director
______________________________
Charles R. Hogan


/s/ Raymond E. Lavoie, Jr.              Director
______________________________
Raymond E. Lavoie, Jr.


/s/ Robert A. Schumacher                Director
______________________________
Robert A. Schumacher


/s/ Ronald B. Stafford                  Director
______________________________
Ronald B. Stafford


/s/ Peter G. TenEyck II                 Director
______________________________
Peter G. TenEyck II


/s/ Nancy B. Veeder                     Director
______________________________
Nancy B. Veeder